Leases (Details) - Schedule of Aggregate Lease Payments for the Right of Use Assets Over the Remaining Lease $ in Thousands	Jun. 30, 2024 USD ($)
Schedule of Aggregate Lease Payments for the Right of Use Assets Over the Remaining Lease [Abstract]
Remaining of 2024	$ 81,548
2025	163,097
2026	163,097
2027	124,038
Total undiscounted cash flows	531,780
Less - imputed interest	41,047
Present value of operating lease liabilities	$ 490,733